SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 30, 2002


                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)


          Delaware                      0-28815                 06-1241321
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(State or other Jurisdiction    (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)



                 13 North Street, Litchfield, Connecticut 06759
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (860) 567-8752
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5. Other Events.
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         a. Cash Dividend.
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         The  Board of  Directors  of  First  Litchfield  Financial  Corporation
declared a $0.10 per share quarterly cash dividend at their May 30, 2002 Board Meeting.

         The quarterly cash dividend will be paid on July 25, 2002 to stockholders of record as of June 21, 2002.

         b. Director  Retirements,  Election of New Chairman and  Appointment of
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            New President.
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         At the May Meeting of the Board of Directors,  Ernest W. Clock and John
H. Field retired from the Board.

         Ernest W. Clock of Litchfield, was elected to the Board of the Bank in 1973 and served as its Chairman since 1983. During his 19-year tenure as Chairman, the Bank established the holding company, First Litchfield Financial Corporation. Its subsidiary, The First National Bank of Litchfield grew from a three-branch community bank with assets of $64 million, to a six-branch institution with assets totaling close to $300 million. Mr. Clock is the Chairman of F. North Clark Insurance Agency in Litchfield.

         John H. Field of Washington, CT has served on the Boards of the Company and Bank since 1990. During this time he had served as a member of the Trust, Loan, Investment and Planning Committees of the Company and the Bank. Mr. Field was instrumental in the formulation of the strategic plans for the Company and Chaired the Planning Committee of the Company. Mr. Field is retired and formerly served as Executive Vice President of Union Carbide Corporation.

         At the most recent Meeting of the Boards of Directors of First Litchfield Financial Corporation and The First National Bank of Litchfield, Mr. Charles E. Orr of Litchfield was elected Chairman of the Boards of Directors of both the Company and the Bank. Mr. Orr was elected as a director in 1982 and has served on the Bank's Compensation, Loan and Audit Committees. Mr. Orr is the President of New Milford Volkswagen of New Milford, CT.

         The Board also appointed Joseph J. Greco to serve as President and Chief Executive Officer and a Director of First Litchfield Financial Corporation and The First National Bank of Litchfield effective June 17, 2002. Mr. Greco replaces Jerome J. Whalen, who will retire as the President and Chief Executive


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

Officer and Director of the Company and the Bank this month.


             Exhibit Index                                     Page
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                99. Press Release dated June 5, 2002             4


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  June 6, 2002                  FIRST LITCHFIELD FINANCIAL CORPORATION



                                      By  /s/ Jerome J. Whalen
                                          --------------------
                                          Jerome J. Whalen
                                          President and Chief Executive Officer


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